Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,121,800.20
Previously Paid Amount	0.00
Total Fee Amount	7,214.35
Total Offset Amount	0.00
Net Fee	$ 7,214.35